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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                Current Report Pursuant to Section 13 OR 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report(Date of earliest event reported):
                      October 1, 2008 (September 26, 2008)

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                               GASCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)

        NEVADA                         001-32369                  98-0204105
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)

          8 Inverness Drive East, Suite 100, Englewood, Colorado 80112
             (Address of principal executive offices)         (Zip Code)

        Registrant's telephone number, including area code (303) 483-0044

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [ ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On September 26, 2008, Gasco Energy, Inc. ("Gasco") dismissed Hein & Associates LLP as its independent registered public accounting firm, and on September 29, 2008, engaged KPMG LLP ("KPMG") to serve as Gasco's independent registered public accounting firm to audit its consolidated financial statements for the fiscal year ending December 31, 2008. The dismissal of Hein and engagement of KPMG were approved by the unanimous written consent of both the Audit Committee of the Board of Directors of Gasco and the full Board of Directors of Gasco.

     The audit reports of Hein on Gasco's consolidated financial statements as of and for the years ended December 31, 2006 and 2007 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2006 and 2007 and the subsequent interim period through September 26, 2008, there were (i) no disagreements with Hein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that if not resolved to the satisfaction of Hein, would have caused it to make reference to the subject matter of such disagreements in its reports on Gasco's financial statements for such periods and (ii) no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

     Gasco provided Hein with a copy of the foregoing disclosure and requested Hein to furnish Gasco with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements by Gasco in the foregoing disclosure and, if not, stating the respects in which it does not agree. Hein's letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

     During Gasco's two most recent fiscal years and the subsequent interim period through June 30, 2008, neither Gasco nor anyone on its behalf consulted KPMG regarding either (i) the application of accounting principles to any specific completed or proposed transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Gasco's financial statements, nor did KPMG provide written or oral advice to Gasco that KPMG concluded was an important factor considered by Gasco in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

          (d)     Exhibits:

                  16.1     Letter  dated  October 1, 2008 from Hein & Associates
                           LLP  to  the  Securities   and  Exchange   Commission
                           regarding a change in certifying accountant.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                   GASCO ENERGY, INC.
October 1, 2008                                    By:  /s/  W. King Grant
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                                                        W. King Grant
                                                        Chief Financial Officer


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